Exhibit 99_1

EXECUTION COPY

AMENDMENT AND RESTATEMENT AGREEMENT dated as of August 24, 2009 (this “Agreement”), to the Credit Agreement dated as of April 22, 2005, as amended prior to the date hereof (the “Original Credit Agreement”), among DELTEK, INC. (the “Borrower”), the Lenders (as defined therein) and CREDIT SUISSE, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.

A. Pursuant to the Original Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.

B. The Borrower has requested that the Original Credit Agreement be amended and restated in the form of the Amended and Restated Credit Agreement attached hereto as Exhibit A (the “Amended and Restated Credit Agreement”) to, among other things, modify the terms and conditions of the Original Credit Agreement to allow the Borrower to extend the final maturity of some or all of the Revolving Credit Commitments and Term Loans.

C. The Borrower and the Subsidiary Guarantors are party to one or more of the Security Documents, pursuant to which, among other things, the Subsidiary Guarators Guaranteed the Obligations of the Borrower under the Original Credit Agreement and provided security therefor.

D. Upon the Restatement Effective Date (as defined below), certain of the terms of the outstanding Term Loans of each Term Lender that approves this Agreement and elects to convert its Term Loans into Term B Loans by executing and delivering to the Administrative Agent (or its counsel), on or prior to 12:00 p.m., New York City time, on August 20, 2009 (the “Delivery Time”), a signature page to this Agreement designating itself as an “Extending Term Lender” (each Term Lender that does not so designate itself being referred to herein as a “Declining Term Lender”) will be modified as set forth herein.

E. Upon the Restatement Effective Date, certain of the terms of the outstanding Revolving Credit Commitments of each Revolving Credit Lender that approves this Agreement and elects to convert its Revolving Credit Commitments and Revolving Loans (if any) into Revolving B Credit Commitments and Revolving B Loans by executing and delivering to the Administrative Agent (or its counsel), on or prior to the Delivery Time, a signature page to this Agreement designating itself as an “Extending Revolving Lender” (each Revolving Credit Lender that does not so designate itself being referred to herein as a “Declining Revolving Lender”) will be modified as set forth herein.

F. For purposes of this Agreement, the following capitalized terms used but not defined in this Agreement shall have the meanings given them in the Original Credit Agreement: Loan Documents, Revolving Credit Commitment, Revolving Credit Lender, Security Documents, Term Lender and Term Loan. All other capitalized terms used but not defined herein shall have the meanings given them in the Amended and Restated Credit Agreement.

Accordingly, the parties hereto hereby agree as follows:

SECTION 1. Term Loans. Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, as of the Restatement Effective Date, each Extending Term Lender agrees that its Term Loans will be modified to become Term B Loans of like outstanding principal amount. The Term Loans of each Declining Term Lender shall remain outstanding as Term A Loans. Notwithstanding the foregoing, in the event that the aggregate principal amount of Term Loans of Extending Term Lenders is greater than $125,000,000, the Borrower may (but shall not be obligated to) elect by written notice to the Administrative Agent to cause less than all (but not less than $125,000,000 aggregate principal amount) of the Term Loans of the Extending Term Lenders to become Term B Loans, such allocation to be made on a pro rata basis. The Term Loans of the Extending Term Lenders that shall become Term B Loans pursuant to this Section are referred to herein as “Extending Term Loans”. The Interest Periods and Adjusted LIBO Rates in effect for the Term Borrowings immediately prior to the Restatement Effective Date shall remain in effect for the Term A Borrowings and the Term B Borrowings resulting from the effectiveness of this Agreement on the Restatement Effective Date, notwithstanding any contrary provision of Section 2.02 or 2.10 of the Original Credit Agreement or the Amended and Restated Credit Agreement, with only the Applicable Percentage for the Term B Borrowings changing as of, and with effect from and after, the Restatement Effective Date.

SECTION 2. Revolving Credit Commitments. Subject to the terms and conditions set forth herein and in the Amended and Restated Credit Agreement, as of the Restatement Effective Date, each Extending Revolving Lender agrees that its Revolving Credit Commitments and outstanding Revolving Loans (if any) will be modified to become Revolving B Credit Commitments and Revolving B Loans of like outstanding principal amount. The Revolving Credit Commitments and Revolving Loans (if any) of each Declining Revolving Lender shall remain outstanding as Revolving A Credit Commitments and Revolving A Loans. The Interest Periods and Adjusted LIBO Rates in effect for the Revolving Credit Borrowings (if any) immediately prior to the Restatement Effective Date shall remain in effect for the Revolving A Borrowings and the Revolving B Borrowings resulting from the effectiveness of this Agreement on the Restatement Effective Date, notwithstanding any contrary provision of Section 2.02 or 2.10 of the Original Credit Agreement or the Amended and Restated Credit Agreement, with only (i) the Applicable Percentage for the Revolving B Borrowings and Swingline Loans and (ii) the Commitment Fees and L/C Participation Fees applicable to Revolving B Credit Commitments changing as of, and with effect from and after, the Restatement Effective Date.

SECTION 3. Amendment and Restatement of the Original Credit Agreement. The Borrower, the Administrative Agent, the Collateral Agent and the Required Lenders agree that the Original Credit Agreement shall be amended and restated on the Restatement Effective Date such that, on the Restatement Effective Date, the terms set forth in Exhibit A hereto shall replace and supersede the terms of the Original Credit Agreement with respect to the Loans and Letters of Credit outstanding under the Original Credit Agreement. As used in the Amended and Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, from and after the Restatement Effective Date, mean the Amended and Restated Credit Agreement. As used in any other Loan Document, from and after the Restatement Effective Date, all references to the Credit Agreement in such Loan Documents shall, unless the context otherwise requires, mean the Amended and Restated Credit Agreement.

SECTION 4. Reaffirmation. Each of the Borrower and the Subsidiary Guarantors, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Agreement or the Amended and Restated Credit Agreement, the Security Documents continue to be in full force and effect, (b) affirms and confirms its Guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Security Documents as originally executed, and acknowledges and agrees that such Guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Amended and Restated Credit Agreement and the other Loan Documents and (c) affirms and confirms that all the representations and warranties made by or relating to it contained in the Amended and Restated Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Restatement Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Agreement, the Borrower represents and warrants to each of the other parties hereto, that, at the time of and immediately after giving effect to this Agreement:

(a) The representations and warranties contained in Article III of the Amended and Restated Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Restatement Effective Date, except to the extent such representations and warranties expressly relate to an earlier date; and

(b) No Event of Default or Default has occurred and is continuing.

SECTION 6. Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. No Novation. Neither this Agreement nor the effectiveness of the Amended and Restated Credit Agreement shall extinguish the Obligations for the payment of money outstanding under the Original Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the liens and security interests in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Original Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Amended and Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower under the Original Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and such obligations are in all respects continuing with only the terms being modified as provided in this Agreement and in the Amended and Restated Credit Agreement. The Original Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified hereby. This Agreement shall constitute a Loan Document for all purposes of the Original Credit Agreement and the Amended and Restated Credit Agreement.

SECTION 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Amended and Restated Credit Agreement.

SECTION 9. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 11 hereof. Delivery of an executed signature page to this Agreement by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 10. Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 11. Effectiveness. This Agreement and the Amended and Restated Credit Agreement shall become effective as of the date (the “Restatement Effective Date”) on which:

(a) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, a favorable written opinion of (i) Fried, Frank, Harris, Shriver & Jacobson LLP, special counsel for the Borrower, substantially to the effect set forth in Exhibit B-1, and (ii) David R. Schwiesow, general counsel for the Borrower, substantially to the effect set forth in Exhibit B-2, in each case (A) dated the Restatement Effective Date, (B) addressed to the Issuing Bank, the Administrative Agent and the Lenders, and (C) covering such other matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and the Borrower hereby request such counsel to deliver such opinions.

(b) All legal matters incident to this Agreement, the Borrowings and extensions of credit hereunder and the other Loan Documents shall be satisfactory to the Lenders, to the Issuing Bank and to the Administrative Agent.

(c) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Restatement Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Restatement Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Lenders, the Issuing Bank or the Administrative Agent may reasonably request.

(d) The Administrative Agent shall have received a certificate, dated the Restatement Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Article IV of the Amended and Restated Credit Agreement.

(e) The Administrative Agent shall have received (i) for the account of each Extending Revolving Lender that transmits its executed counterpart of this Agreement, indicating its consent hereto, to the Administrative Agent on or prior to the Delivery Time, an extension fee in an amount equal to 2.30% of the aggregate principal amount of the Revolving Credit Commitments which will constitute Revolving B Credit Commitments held by such Extending Revolving Lender as of the Restatement Effective Date, (ii) for the account of each Lender that transmits its executed counterpart of this Agreement, indicating its consent hereto, to the Administrative Agent on or prior to the Delivery Time, an amendment fee in an amount equal to 0.20% of the aggregate principal amount of the Revolving Credit Commitments and Term Loans of such Lender as of the Restatement Effective Date and (iii) all other fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(f) The Administrative Agent shall have received a certificate from a financial officer of the Borrower certifying that the Borrower and its subsidiaries, on a consolidated basis after giving effect to the Transactions and the other transactions contemplated hereby, are solvent.

(g) The Administrative Agent (or its counsel) shall have received counterparts of this Agreement that, when taken together, bear the signatures of (a) the Borrower, (b) Subsidiary Guarantors listed on Schedule I attached hereto, (c) the Administrative Agent, (d), the Collateral Agent and (e) the Required Lenders.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DELTEK, INC.,

By:	/s/ David Schwiesow
Name: David Schwiesow
Title: Secretary

EACH SUBSIDIARY GUARANTOR LISTED ON SCHEDULE I HERETO,

By:	/s/ David Schwiesow
Name: David Schwiesow
Title: Secretary

[Deltek, Inc.—Amendment and Restatement Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, individually and as Administrative Agent, Collateral Agent, Swingline Lender and Issuing Bank

By:	/s/ John D. Toronto
Name: John D. Toronto
Title: Director

By:	/s/ Christopher Reo Day
Name: Christopher Reo Day
Title: Associate

[Deltek, Inc.—Amendment and Restatement Agreement]

SIGNATURE PAGE TO AMENDMENT AND RESTATEMENT AGREEMENT DATED AS OF AUGUST , 2009 TO THE DELTEK, INC. CREDIT AGREEMENT DATED AS OF APRIL 22, 2005

Name of Institution: ____________________________________________________________________

To approve this Amendment as an Extending Term Lender and/or Extending Revolving Lender, as applicable:

by
Name:
Title:

For any Lender requiring a second signature line:

by
Name:
Title:

OR

To approve this Amendment as a Declining Term Lender and/or a Declining Resolving Lender, as applicable:

by
Name:
Title:

For any Lender requiring a second signature line:

by
Name:
Title:

[Deltek, Inc.—Amendment and Restatement Agreement]

Schedule I

Subsidiary Guarantors

Deltek Systems (Philippines), Ltd.

Deltek Systems (Colorado), Inc.

C/S Solutions, Inc.

WST Corporation